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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: November 19, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                     74-1611874
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

   15835 Park Ten Place Drive                            77084
          Houston, Texas                              (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

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

ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED NOVEMBER 19, 2001

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2001 AND 2000

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2001

EXHIBIT 99.4    CONSOLIDATED CONDENSED BALANCE SHEETS AT SEPTEMBER 30,
                2001 AND 2000

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT NOVEMBER 19, 2001



ITEM 9.    REGULATION FD DISCLOSURE


     ON NOVEMBER 19, 2001, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR AND FOURTH QUARTER ENDED SEPTEMBER 30, 2001. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

     THE 5,000 FEET WATER-DEPTH UPGRADE OF THE ATWOOD HUNTER WAS COMPLETED IN EARLY NOVEMBER 2001, WITH THE RIG CURRENTLY BEING TRANSPORTED TO EGYPT. THE DRILLING UNIT SHOULD ARRIVE IN EGYPT IN EARLY DECEMBER 2001 AND COMMENCE AN ELEVEN-WELL DRILLING PROGRAM FOR BURULLUS GAS COMPANY, ESTIMATED TO TAKE BETWEEN 280 AND 340 DAYS TO COMPLETE. THE COSTS INCURRED TO MODIFY THE HULL STRUCTURE AND RELATED EQUIPMENT FOR DEEPER WATER DRILLING PLUS VARIOUS EQUIPMENT LIFE ENHANCEMENTS WERE APPROXIMATELY $50 MILLION, WITH AN ADDITIONAL $8.0 MILLION EXPENDED FOR COSTS ASSOCIATED WITH MAINTENANCE OF FULL RIG CREWS DURING THE PROJECT PERIOD, INSURANCE, GENERAL RIG MAINTENANCE AND CAPITALIZED INTEREST FOR A TOTAL CAPITALIZED COST OF APPROXIMATELY $58 MILLION. THE APPROXIMATE 30-DAY TRANSPORT TO EGYPT IS EXPECTED TO COST APPROXIMATELY $2 MILLION, ALL OF WHICH WILL BE AMORTIZED OVER THE TERM OF THE DRILLING CONTRACT.

     THE ATWOOD FALCON'S THREE-YEAR CONTRACT WITH SHELL PHILIPPINES EXPLORATION WILL TERMINATE UPON COMPLETION OF THE CURRENT WORK IN PROGRESS (ESTIMATED TO BE LATE 2001 TO EARLY 2002). THE COMPANY IS IN SERIOUS DISCUSSION FOR IMMEDIATE ON-GOING WORK FOLLOWING THE COMPLETION OF THE RIG'S CURRENT CONTRACT. THE COMPANY EXPECTS THE DAYRATE FOR THE ATWOOD FALCON'S NEXT CONTRACT OPPORTUNITY (IF THAT WORK IS COMMITTED) TO BE AROUND $70,000 TO $80,000 COMPARED TO ITS CURRENT LEVEL OF AROUND $100,000. THE RICHMOND IS CURRENTLY DRILLING THE LAST WELL UNDER ITS CONTRACT WITH NEXEN PETROLEUM OFFSHORE U.S.A., WHICH IS EXPECTED TO BE COMPLETED IN DECEMBER 2001. CONTRACT OPPORTUNITIES TO COMMENCE FOLLOWING THE RIG'S COMPLETION OF ITS CURRENT CONTRACT ARE BEING PURSUED. DUE TO THE MARKET DECLINE IN THE UNITED STATES GULF OF MEXICO, DAYRATES FOR ON-GOING WORK FOR THE RICHMOND COULD BE AROUND $20,000 COMPARED TO ITS CURRENT DAYRATE OF AROUND $40,000.

     THE COMPANY CONTINUES TO PLAN FOR THE $90 MILLION UPGRADE OF THE ATWOOD EAGLE CURRENTLY ESTIMATED TO COMMENCE DURING EARLY 2002. CONTRACT OPPORTUNITIES TO COMMENCE FOLLOWING THE RIG'S UPGRADE ARE BEING PURSUED INTERNATIONALLY. THE VICKSBURG IS CURRENTLY DRILLING THE FIRST OF AN EXPECTED 31 WELLS FOR CARIGALI-TRITON OPERATING COMPANY IN THE MALAYSIA - THAILAND JOINT DEVELOPMENT AREA. THE ATWOOD SOUTHERN CROSS, WHICH HAS WORKED CONTINUOUSLY FOR SEVERAL COMPANIES SINCE IT WAS MOVED TO THE MEDITERRANEAN SEA IN JUNE 2000, IS IN THE PROCESS OF COMPLETING ITS WORK IN TURKEY AND WILL THEN MOVE TO ISRAEL TO START ITS NEXT CONTRACTUAL COMMITMENT.

     THE COMPANY'S ULTRA-PREMIUM ENHANCED JACKUP BEING CONSTRUCTED IN SINGAPORE HAS BEEN NAMED THE ATWOOD BEACON. RIG-19, A PLATFORM RIG LOCATED IN AUSTRALIA THAT HAS BEEN IDLE SINCE SEPTEMBER 1999, HAS BEEN RETIRED, WITH ITS EQUIPMENT AVAILABLE FOR SALE. SOME OF THE EQUIPMENT ON THE RIG COULD ALSO BE USED TO UPGRADE THE SEASCOUT, ONCE AN ACCEPTABLE CONTACT OPPORTUNITY IS SECURED. RIG-19 IS FULLY DEPRECIATED; THUS, ITS RETIREMENT HAS NO SIGNIFICANT IMPACT ON THE COMPANY'S FINANCIAL STATEMENTS.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2001 AND 2000, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2001, CONSOLIDATED CONDENSED BALANCE SHEETS AT SEPTEMBER 30, 2001 AND 2000 AND CONTRACT STATUS SUMMARY AT NOVEMBER 19, 2001 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101(e)1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations, risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE: 19 November 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                       -------------

99.1            Press Release dated November 19, 2001

99.2 Consolidated Statements of Operations for the three months and year ended September 30, 2001 and 2000

99.3 Analysis of Contract Revenues and Drilling Costs for the three months and year ended September 30, 2001

99.4            Consolidated Condensed Balance Sheets at September 30, 2001
                and 2000

99.5            Contract Status Summary at November 19, 2001

                                  EXHIBIT 99.1



     ATWOOD OCEANICS, INC., HOUSTON-BASED INTERNATIONAL DRILLING CONTRACTOR, ANNOUNCED TODAY THAT THE COMPANY AND ITS SUBSIDIARIES REPORTED NET INCOME OF USD 27,346,000, OR USD 1.96 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 147,541,000, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, COMPARED TO NET INCOME OF USD 23,148,000, OR USD 1.66 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 135,974,000, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000. FOR THE FOURTH QUARTER ENDED SEPTEMBER 30, 2001, THE COMPANY RECORDED A NET INCOME OF USD 7,791,000 OR USD .56 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 35,694,000 COMPARED TO A NET INCOME OF USD 6,862,000 OR USD .49 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 37,923,000 FOR THE FOURTH QUARTER OF FISCAL 2000.

     AS A RESULT OF CHANGES EFFECTIVE OCTOBER 1, 2000 IN THE COMPANY'S DEPRECIATION POLICY RELATING TO CERTAIN RIGS, DEPRECIATION EXPENSE FOR THE YEAR AND QUARTER ENDED SEPTEMBER 30, 2001 WAS REDUCED BY APPROXIMATELY $5.8 MILLION AND $.9 MILLION, RESPECTIVELY, RESULTING IN ENHANCEMENT TO NET INCOME FOR THE YEAR OF $.28 PER DILUTED SHARE AND FOR THE QUARTER ENDED SEPTEMBER 30, 2001 OF $.04 PER DILUTED SHARE.


COMPARED FIGURES ARE AS FOLLOWS:
FOR THE YEAR  ENDED SEPTEMBER 30:                     2001               2000
---------------------------------                     ----               ----
CONTRACT REVENUES(1)                       USD 147,541,000    USD 135,974,000
INCOME BEFORE INCOME TAXES                      41,121,000         35,898,000
NET INCOME                                      27,346,000         23,148,000
EARNINGS PER COMMON SHARE -
     BASIC                                            1.98               1.68
     DILUTED                                          1.96               1.66

AVERAGE COMMON SHARES OUTSTANDING -
     BASIC                                      13,828,000         13,763,000
     DILUTED                                    13,978,000         13,916,000

FOR THE QUARTER ENDED SEPTEMBER 30:                   2001               2000
-----------------------------------                   ----               ----
CONTRACT REVENUES(1)                        USD 35,694,000     USD 37,923,000
INCOME BEFORE INCOME TAXES                      10,379,000          9,697,000
NET INCOME                                       7,791,000          6,862,000
EARNINGS PER COMMON SHARE -
     BASIC                                             .56                .50
     DILUTED                                           .56                .49

WEIGHTED COMMON SHARES OUTSTANDING -
     BASIC                                      13,832,000         13,822,000
     DILUTED                                    13,912,000         13,964,000

     (1) In the fourth quarter of 2001, Atwood adopted Staff Accounting Bulletin No. 101 which require that mobilization revenues and related cost be shown gross on the consolidated income statement as opposed to the Company's prior policy of netting such amounts. Accordingly, the 2001 and 2000 contract revenue amounts reflect this reclassification.


                                             EXHIBIT 99.2

                                  ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (In thousands, except per share amounts)

                                           Three Months Ended                Year Ended
                                              September 30,                  September 30,
                                        ----------------------         -----------------------
                                           2001           2000            2001            2000
                                          ------         -----           -----           -----
                                               (Unaudited)                     (Unaudited)
REVENUES:
        Contract drilling               $ 34,334       $ 36,279        $141,473        $132,846
       Contract management                 1,360          1,644           6,068           3,127
                                        --------       --------        --------        --------
                                          35,694         37,923         147,541         135,973
                                        --------       --------        --------        --------
COSTS AND EXPENSES
       Contract drilling                  15,609         16,148          64,343          58,057
        Contract management                1,217          1,539           5,671           2,652
       Depreciation                        5,976          8,033          25,579          29,624
        General and administrative         2,229          2,262           9,250           8,449
                                        --------       --------        --------        --------
                                          25,031         27,982         104,843          98,782
                                        --------       --------        --------        --------

OPERATING INCOME                          10,663          9,941          42,698          37,191
                                        --------       --------        --------        --------
OTHER INCOME (EXPENSE)
        Interest expense                    (416)        (1,078)         (2,939)         (3,907)
       Investment income                     132            834           1,362           2,614
                                        --------       --------        --------        --------
                                            (284)          (244)         (1,577)         (1,293)
                                        --------       --------        --------        --------

INCOME BEFORE INCOME TAXES                10,379          9,697          41,121          35,898

PROVISION FOR INCOME TAXES                 2,588          2,835          13,775          12,750
                                        --------       --------        --------        --------

NET INCOME                               $ 7,791        $ 6,862        $ 27,346        $ 23,148
                                        ========       ========        ========        ========

EARNINGS PER COMMON SHARE
        Basic                             $ 0.56         $ 0.50          $ 1.98          $ 1.68
        Diluted                           $ 0.56         $ 0.49          $ 1.96          $ 1.66
AVERAGE COMMON SHARES OUTSTANDING
        Basic                             13,832         13,822          13,828          13,763
        Diluted                           13,912         13,964          13,978          13,916



                                  EXHIBIT 99.3


                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF CONTRACT DRILLING REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)

                                  FOR THE QUARTER ENDED SEPTEMBER 30, 2001
                                  ----------------------------------------
                                  CONTRACT                      CONTRACT
                                  DRILLING                      DRILLING
                                  REVENUES                        COSTS
                                  ---------                    ---------
                                                (In Millions)

ATWOOD FALCON                        $ 10.1                        $ 2.2
SEAHAWK                                 5.9                          2.0
ATWOOD SOUTHERN CROSS                   5.0                          3.0
ATWOOD EAGLE                            5.0                          3.1
VICKSBURG                               4.7                          3.0
RICHMOND                                3.6                          1.8
ATWOOD HUNTER                           0.0                          0.0
OTHER                                   0.0                          0.5
                                     ------                       ------
                                     $ 34.3                       $ 15.6
                                     ======                       ======


                                   FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                   -------------------------------------
                                   CONTRACT                     CONTRACT
                                   DRILLING                     DRILLING
                                   REVENUES                       COSTS
                                   --------                     --------
                                                  (In Millions)
ATWOOD FALCON                        $ 40.5                        $ 9.1
SEAHAWK                                23.4                          7.7
ATWOOD EAGLE                           19.9                         11.7
ATWOOD SOUTHERN CROSS                  17.9                         10.3
ATWOOD HUNTER                          15.8                          8.1
VICKSBURG                              12.7                          7.4
RICHMOND                               11.3                          7.6
OTHER                                   0.0                          2.4
                                    -------                       ------
                                    $ 141.5                       $ 64.3
                                    =======                       ======

                                  EXHIBIT 99.4
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (In Thousands)


                                                       SEPTEMBER 30,
                                               ---------------------------
                                                  2001                2000
                                                        (Unaudited)
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents              $ 12,621           $ 19,740
        Other current assets                     33,270             45,177
                                               --------           --------
          Total Current Assets                   45,891             64,917

SECURITIES HELD FOR INVESTMENT                      ---             22,921

NET PROPERTY AND EQUIPMENT                      306,254            224,107

DEFERRED COSTS AND OTHER ASSETS                   1,903              1,306
                                              ---------          ---------
                                              $ 354,048          $ 313,251
                                              =========          =========

LIABILTIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES                            $ 22,444           $ 17,484

LONG-TERM NOTES PAYABLE                          60,000             46,000

DEFERRED CREDITS                                 25,748             31,562

SHAREHOLDERS' EQUITY                            245,856            218,205
                                              ---------          ---------
                                              $ 354,048          $ 313,251
                                              =========          =========

                                  EXHIBIT 99.5

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                              AT NOVEMBER 19, 2001

NAME OF RIG               LOCATION            CUSTOMER                 CONTRACT STATUS
-----------               --------            --------                 ---------------
SEMISUBMERSIBLES -
------------------

ATWOOD FALCON             PHILIPPINES         SHELL PHILIPPINES        The rig's current contract terminates upon completion of
                                              EXPLORATION B.V.         the present work in progress, estimated to late 2001 or
                                                                       early 2002.  The Company is in serious discussion for
                                                                       immediate on-going work following completion of the rig's
                                                                       current contract.

ATWOOD HUNTER             ENROUTE TO EGYPT    BURULLUS GAS COMPANY     The rig is currently being transported to Egypt to commence an eleven-well drilling program estimated to take between
                                                                       280 and 340 days to complete.

ATWOOD EAGLE              MEDITERRANEAN SEA   RASHID PETROLEUM         The rig has contractual commitments in Egypt which should
                                              COMPANY                  keep the rig employed until early 2002.  An approximate $90 million upgrade of the rig is planned immediately upon the rig completing its contractual commitments, and taking
                                                                       around six months shipyard time to complete.  Contract
                                                                       opportunities to commence following the rig's upgrade are
                                                                       being pursued internationally.

SEAHAWK                   MALAYSIA            ESSO                     The rig's current contract terminates in November 2003,
                                              PRODUCTION               with an option for the Operator to extend.
                                              MALAYSIA INC.

ATWOOD SOUTHERN CROSS     MEDITERRANEAN SEA   EL PASO PRODUCTION       The rig is in the process of completing its contractual
                                              COMPANY TURKEY B.V.      commitment in Turkey and will then move to Israel to start its next contractual commitment.  The rig has contractual
                                                                       commitments in Israel and Egypt which should keep the rig
                                                                       employed until the fourth quarter of fiscal 2002.

SEASCOUT                  UNITED STATES GULF                           The SEASCOUT was purchased in December 2000 for future
                          OF MEXICO                                    conversion to a tender-assist unit, similar to the SEAHAWK, once an acceptable contract opportunity is secured.

CANTILEVER JACKUP -
--------------------
VICKSBURG                 MALAYSIA-THAILAND   CARIGALI-TRITON          The rig has(commenced a drilling program expected to include
                          JOINT DEVELOPMENT   OPERATING COMPANY        31 wells  (estimated to take around 540 days).  CTOC has the
                          AREA                ("CTOC")                 option of canceling the contract at any time after giving a sixty-day written notice of termination.
SUBMERSIBLE -
--------------------

RICHMOND                  UNITED STATES GULF  NEXEN PETROLEUM          The rig is currently drilling the last well for Nexen
                          OF MEXICO           OFFSHORE U.S.A.          Petroleum Offshore U.S.A., which is expected to be
                                                                       completed in December 2001.  Contract opportunities to
                                                                       commence following the rig's completion of its current
                                                                       contract are being pursued.
MODULAR PLATFORMS -
---------------------

RIG-200                   AUSTRALIA                                    The rig is available for contract since it became idle in
                                                                       June 1999.


                                            MANAGEMENT/LABOR CONTRACTS
                                            --------------------------

GOODWYN 'A' /             AUSTRALIA         WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in drilling
NORTH RANKIN 'A'                                                       activity for the two client-owned rigs.  The Company is
                                                                       involved in maintenance of the two rigs for future drilling programs.